Prototype Project Agreement
SAMDIB Project acCELLerate
Attachment 0001
23 September 2026
Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential. Omissions are designated by [***].
Prototype Project Agreement

FOR

Strengthening America’s Manufacturing and Defense Industrial Base (SAMDIB)
Project acCELLerate: Domestic Production of Silicon Anode High Energy Density Lithium-Ion Batteries for Small UAS Applications

BETWEEN

the United States of America

AND

Amprius Technologies, Inc.

UNDER

“Cornerstone” Other Transaction Authority (OTA)

Agreement Number: CS-24-1801 Invoicing: W519TC-26-9-A416

Agreement Type: Fixed Based

Total Amount: $74,793,173.11

Task Table:

Year	Award Date	Total	Funding	Remaining
Base Award	23 Sept 2026	$74,793,173.11	$22,300,000.00	$52,493,173.11

Government Share: $74,793,173.11 (Funded $22,300,000.00)

Contractor Share: $0.00

Authority: 10 U.S.C. § 4022

Effective Date: 23 September 2026

Modification Log:

Prototype Project Agreement
SAMDIB Project acCELLerate
Attachment 0001
23 September 2026

Base/Mod	Date Signed	Funding	Description
Base Award	23 Sept 2026	$22,300,000.00	Base Award

I.    Authority

This agreement is an "Other Transaction" pursuant to 10 U.S.C. § 4022. This agreement is not a procurement contract, cooperative agreement or grant agreement for purposes of Federal Acquisition Regulation (FAR) Subsection 31.205-18 or any other purpose. The provisions of the FAR, Department of Defense Federal Acquisition Regulation Supplement (DFARS) and Army Federal Acquisition Regulation Supplement (AFARS) do not apply, unless explicitly included in this agreement.

II.    Overview

A. The United States Government, hereinafter referred to as the “Government” or “USG,” and Amprius Technologies, Inc., hereinafter referred to as “Amprius” or “Contractor,” agree to exert reasonable efforts to develop and execute a prototype project titled "Project acCELLerate: Domestic Production of Silicon Anode High Energy Density Lithium-Ion Batteries for Small UAS Applications." This initiative is designed to establish secure, scalable, domestic high-energy density (HED) battery production capabilities compliant with Section 842 of the National Defense Authorization Act (NDAA), thereby eliminating foreign dependencies and strengthening the U.S. Defense Industrial Base (DIB).

B.    This is a Fixed-Price Other Transaction Authority (OTA) Prototype Project Agreement.

C. Unless otherwise specified herein, this agreement is awarded under and will be conducted in accordance with the Cornerstone Consortium Management Agreement (CMA) Attachment 0003.

D.    To meet 10 U.S.C. § 4022, Amprius has self-certified as a Nontraditional Defense Contractor (NDC).

III.    Objective

The primary objective of Project acCELLerate is to establish a high-volume, commercially viable, domestic manufacturing capability for advanced silicon-anode high-energy density (HED) lithium-ion pouch cells and associated battery systems tailored for small Unmanned Aerial Systems (sUAS) (Groups 1, 2, and 3).

Prototype Project Agreement
SAMDIB Project acCELLerate
Attachment 0001
23 September 2026

The Base Period directly addresses the urgent Department of War (DoW) requirement under FY26/FY27 NDAA Section 842 prohibitions against adversary-sourced (Foreign Entity of Concern - FEOC) batteries by retrofitting [***]. This establishes an initial domestic nameplate production capacity of[***] MWh/year (approximately [***] million cells/year), delivering high gravimetric energy density (>[***] Wh/kg to >[***] Wh/kg) across [***].

IV.    Responsibilities

A.    The Agreements Officer (AO) will use reasonable efforts to:

i.Provide agreement management, administrative oversight, and timely review of milestone submissions.
ii.Provide technical support, industrial base coordination, and liaison with the Industrial Base Analysis and Sustainment (IBAS) program and the DoW Drone Dominance initiative.
iii.Review and process milestone payments within ten (10) business days of milestone completion acceptance.
iv.Execute bilateral modifications to requirements, options, or schedules when mutually agreed upon.

B.    The Contractor will use reasonable efforts to:

i.Serve as the prime performer, consortium lead, and single accountable interface to the Government for overall cost, schedule, and technical performance.
ii.Administer all award funds and flow down applicable terms, conditions, and technical requirements to its designated partner/subcontractor, [***], in accordance with the executed Teaming Agreement.
iii.Provide advanced silicon-anode chemistry, cell design specifications, process transfer, and technical quality certification for all five standardized cell types.
iv.Manage, coordinate, and oversee the facility retrofit, equipment procurement, Factory Acceptance Testing (FAT), shipping, installation, Site Acceptance Testing (SAT), line integration, and product validation within the [***] facility.
v.Manage technical, schedule, and cost risks through a structured governance model, Systems Engineering Management Plan (SEMP), and regular milestone reviews.

V.    Tasks

Prototype Project Agreement
SAMDIB Project acCELLerate
Attachment 0001
23 September 2026

The Contractor shall execute all requirements detailed in their proposal, "003 – Technical Proposal: Project acCELLerate," submitted under Cornerstone CIR CS-24-1801. The work program is structured into a [***]-month Base Period and two priced, independent Option Periods:

•Task 1: Project acCELLerate Start-Up ([***]): Prepare and finalize the comprehensive Project Management Plan (PMP) and Integrated Master Schedule (IMS). Conduct a formal Government Kickoff Meeting within thirty (30) calendar days of contract award.

•Task 2: Pouch Cell Facility Retrofit ([***]): Execute engineering design, hazardous material abatement, demolition, and removal of existing equipment within the [***]. Perform structural, electrical, dry-room environmental, and utility buildout to host the pouch cell manufacturing line.

•Task 3: Pouch Cell Production Line Equipment ([***]): Complete equipment design and conduct Critical Design Review (CDR); issue purchase orders for all major assembly and formation equipment; conduct vendor Factory Acceptance Tests (FAT); transport equipment to [***]; complete physical installation, utility hookups, Site Acceptance Tests (SAT), and line-level validation.

•Task 4: Pouch Cell Product Test and Validation ([***]): Formulate comprehensive Product Test/Validation Plans; fabricate and test production sample cells; execute performance, abuse, environmental, and cycle-life qualification across all five (5) standardized DoW pouch cell configurations; adjust production parameters to achieve automotive-grade yields.

•Task 5: Project Wrap-Up and Closeout ([***]): Prepare and submit the Final Technical Report, conduct a live operational demonstration of the fully integrated production line for Government stakeholders, and hold a formal Contract Closeout Meeting.

VI.    Metrics for Successful Completion

•Cell Type Flexibility: Validate and demonstrate flexible production across five (5) standardized DoW sUAS pouch cell types aligned with emerging Drone Dominance standards ([***]).

•Production Throughput: Attain a verified initial nameplate production throughput rate of at least [***] (equivalent to approximately [***] depending on product mix) at Initial Operating Capability (IOC), with a validated pathway to scale to [***].

Prototype Project Agreement
SAMDIB Project acCELLerate
Attachment 0001
23 September 2026

•Gravimetric Energy Density (GED): Deliver cell gravimetric energy density exceeding [***] ([***]) across all five standardized drone cell types, representing a [***] in domestic [***] capacity and a [***] in domestic [***] capacity.

•NDAA Section 842 & FEOC Compliance: Achieve 100% compliance across all active materials (anodes, cathodes, binders, conductive additives), electrolytes, separators, and cell packaging materials with zero input from Foreign Entities of Concern (FEOC) (China, Russia, Iran, North Korea), complete with auditable chain-of-custody documentation.

•Production Line Yield: Achieve an initial production first-pass yield (FPY) of at least [***] at start of cell assembly, progressively ramping to commercial automotive-grade yield levels ([***]) by the end of Year 2.

•Delivery Schedule Reliability: Maintain greater than [***] against committed defense production schedules following line commissioning and validation.

VII. Payable Milestones and Deliverables

Payments will be made on a fixed-price milestone basis upon formal submission and Government acceptance of the corresponding deliverables.

[***]

VIII.    Financial Obligations

A.    Government Obligation

i.The Government may incrementally fund this effort.
ii.The Government obligates $22,300,000.00 to incrementally fund the Base Period utilizing Fiscal Year 2025 Research, Development, Test, and Evaluation (RDT&E) funding. Funds will be disbursed against payable milestones completed and accepted in accordance with Section VII.

B.    Basis of Payment

i.The basis of payment for this effort is fixed-price milestone delivery in accordance with Section VII.

Prototype Project Agreement
SAMDIB Project acCELLerate
Attachment 0001
23 September 2026
ii.Invoices shall be submitted by the Contractor upon successful completion and acceptance of each milestone. The AOR will review and approve/disapprove milestone reports within ten (10) business days.
iii.Upon receiving written notification of milestone approval, the Contractor shall submit invoices through the Procurement Integrated Enterprise Environment (PIEE) / Wide Area Work Flow (WAWF) portal.

C.    Use of Funds and Comptroller General Access

i.Only costs that a reasonable and prudent person would incur may be expended in carrying out this prototype project.
ii.To the extent required by 10 U.S.C. § 4022(c), the Comptroller General shall be permitted to examine the records of any party to this agreement or any entity that participates in the performance of the agreement.

D.    PIEE/WAWF

i.Payments will be made by the Defense Finance and Accounting Services, as indicated below, within 30 calendar days of an accepted invoice in PIEE.

ii.    The Contractor is required to utilize the PIEE system when processing invoices and receiving reports under this agreement. The Contractor shall (i) ensure an electronic business point of contact is designated in System for Award Management (SAM) at http://www.sam.gov and (ii) register to use PIEE site within 10 calendar days after award of this agreement. Systematic procedures to register are available at https://piee.eb.mil/piee-landing/.

iii.    The Contractor shall use the “Other Agreement” category and "2-in-1" Combo format when submitting invoices. The following inputs shall be included on each invoice submitted in WAWF:

a.    Pay Official:        HQ0768

b.    Issue By:        W519TC

c.    Admin:        W519TC

d.    Inspect By:        W912F1

e.    Ship To:        W912F1

f.    Service Acceptor:        W912F1

Prototype Project Agreement
SAMDIB Project acCELLerate
Attachment 0001
23 September 2026

g.    Ship From, Service Approver, and Local Processing Office fields shall be left blank unless otherwise directed by the AO.

iv.    The following guidance is provided for invoicing processed under this agreement through WAWF:

a.    The Contractor shall attach the AOR’s approval of each milestone with each invoice in WAWF.

b.    The Contractor, when entering invoices in WAWF shall utilize the CLINs associated with each payable milestone. The description of the CLIN shall include reference to the associated milestone number along with other necessary descriptive information. The Contractor agrees that the Government may reject invoices not submitted in accordance with this provision.

c.    The Contractor shall submit each invoice to the AOR(s) listed under the Point of Contacts of this agreement.

d. The AOR will formally inspect and accept all deliverables/payable milestones. The AOR will review the invoices in WAWF and either accept or reject them within seven business days.

E.    Payment by Electronic Funds Transfer (EFT): All payments by the Government under this contract shall be made by EFT. The Government will make payment to the Contractor using the EFT information contained in the SAM. In the event that the EFT information changes, the Contractor shall be responsible for providing the updated information to the SAM.

IX.    Special Terms and Conditions

A.Government Property: There is no Government property for this effort.

The Contractor shall register for access to the Procurement Integrated Enterprise Environment (PIEE), Item Unique Identification Registry (IUID), and Government Furnished Property (GFP) module and obtain training on the PIEE home page at https://piee.eb.mil. The Contractor shall use the GFP module to report receipt of GFP and all GFP-related activities, including shipment, transfer, and disposal. Additionally, the Contractor shall report all GFPs over $5,000 in the IUID Registry within 20 days of receipt.  The transfer of GFP to another DoD contract shall be reported in the GFP module.  For more information, please visit https://piee.eb.mil and/or https://dodprocurementtoolbox.com/site-pages/gfp-resources.”

Prototype Project Agreement
SAMDIB Project acCELLerate
Attachment 0001
23 September 2026

B.Any manufacturing tools and equipment acquired through this Agreement using Government funding will be permanently affixed at the original performer’s site for the expected lifespan of the tools and equipment. In the event the original performer’s site it acquired by a different US entity, the tools and equipment must remain at the original performer’s site. If the site is acquired by a non-US entity, the tools and equipment will be removed from the original performer’s site and moved to a US Government approved site

C.    Freedom of Information Act (FOIA): Any sensitive documents or other proprietary data submitted by non-Government parties to this agreement shall be marked with a restrictive legend. The Government will follow its FOIA procedures, including submitter notice, in the event that any person requests sensitive or proprietary data which belongs to a non-Government party.

D.    Limitation of Liability: Claims for damages of any nature whatsoever pursued under this agreement shall be limited to direct damages only up to the aggregate amount of Government funding disbursed as of the time the dispute arises. In no event shall the Government be liable for claims for consequential, punitive, special and incidental damages, claims for lost profits, or other indirect damages.
E. Equipment Title: All equipment being purchased with Government funds under this award is considered to have Conditional Title throughout the contract period of performance. It is agreed that purchased equipment will fully vest over the contract period and transfer ownership to the awardee (or awardee subcontractor, at the discretion of the awardee) upon successful completion of the task period of performance.

Conditional Title: means a clear title is withheld by the Federal agency until conditions and requirements specified in the terms and conditions of a Federal award have been fulfilled. Title for equipment vested in a recipient or subrecipient is subject to the following conditions:
(1) Use the equipment for the authorized purposes of the project during the period of performance or until the property is no longer needed for the purposes of the project.

(2) While the equipment is being used for the originally authorized purpose, the recipient or subrecipient must not dispose of or encumber its title or other interests without the approval of the Federal agency or pass-through entity.

Prototype Project Agreement
SAMDIB Project acCELLerate
Attachment 0001
23 September 2026
F. FAR Clause 52.204-25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment.

G. DFARS Clause 252.232-7006 Wide Area Workflow Payment Instructions.

H. DFARS Clause 252.204-7012 Safeguarding Covered Defense Information and Cyber Incident Reporting.
I. DFARS Clause 252.225-7013 Duty-Free Entry.

J. The Contractor(s) must receive written Government approval prior to Public Release of data developed by the Government and/or respective contracts under the IBAS funded (in partial or in full) contracts and agreements. At least sixty (60) days prior to the scheduled release date, the Contractor shall submit to the Agreements Officer Representative (AOR), or IBAS Technical Point of Contact (POC) at least one copy of the information to be released. The IBAS Technical POC is responsible for ensuring the document is cleared for Public Release through the approval chain and sending the notice to the AOR that the document can be released. The prime contractor shall flow down these requirements to its subcontractors at all tiers.

X. Intellectual Property/Data Rights

The following are the data right definitions:

“Covered Government Support Contractor” means a Contractor under a government contract whose primary purpose is to provide independent advice or impartial technical assistance to assist the government in overseeing or managing a program or effort. The covered government support Contractor must not be a direct competitor of the Contractor in furnishing end items or services of the type developed or produced under this Agreement and have executed a non-disclosure agreement with the Government prior to receiving Contractor’s Data.

“Government Purpose Rights” means the rights to use, modify, reproduce, release, perform, display or disclose the Technical Data by the Government or authorize others to do so on the Government’s behalf for United States Government purposes only, pursuant to an executed non-disclosure agreement. United States Government Purpose Rights will apply to any follow-on Agreement, Foreign Military Sales purposes, and competitive re-procurement.

“Specifically Negotiated License Rights” means the rights to use, modify, reproduce, release, perform, display or disclose the Technical Data by the Government only and for United States Government purposes only.

Prototype Project Agreement
SAMDIB Project acCELLerate
Attachment 0001
23 September 2026

“Technical Data” means recorded information, regardless of the form or method of the recording, of a scientific or technical nature (including computer software documentation). The term does not include computer software.

“Unlimited Rights” means rights to use, modify, reproduce, perform, display, release, or disclose Technical Data in whole or in part, in any manner, and for any purpose whatsoever, and to have or authorize others to do so.

“Limited Rights” means the rights to use, modify, reproduce, release, perform, display, or disclose technical data, in whole or in part, only within the Government and for Covered Government Support Contractors the rights to use, modify or reproduce the technical data pursuant to the Covered Government Support contract. The Government shall not provide such technical data to third parties unless written permission is granted by Contractor prior to such release. Written permission is not necessary for emergency repair and maintenance.

A. Technical Data Rights
Government Purpose Rights: Unless greater rights apply under a separate agreement or contract, the Contractor shall grant the Government a Government Purpose Rights license in the Technical Data that is first developed or generated under this agreement and delivered to the Government.

All rights not granted to the Government are retained by the Contractor. Contractor is not required to deliver to the Government any Technical Data that is not specifically required to be included in a deliverable as specified in this agreement.

B.    Data Rights Assertion
Contractor shall not deliver any Technical Data to the Government with less than Government Purpose Rights. If there are any changes in the requirement or the deliverables under this agreement, the Contractor may revise the Data Rights Assertion Table and if the Government agrees to the updated assertions, it will modify this agreement accordingly.

Assertions to the above are as follows:
[***]

C.    Marking of Data

Prototype Project Agreement
SAMDIB Project acCELLerate
Attachment 0001
23 September 2026
In addition, any delivered Technical Data shall be marked with the appropriate data rights markings and the Contractor's name and address and include the following legend:
For Government Purpose Rights:

GOVERNMENT PURPOSE RIGHTS
Agreement Number:
Contractor Name:
Contractor Address:

The government’s rights to use, modify, reproduce, release, perform, display or disclose these data or authorize others to do the same are for government purposes only as set forth in the above-referenced Agreement. Any reproduction of data or portions thereof marked with this legend must also reproduce the markings.
For Limited Rights:

LIMITED RIGHTS
Contract Number:
Contractor Name:
Contractor Address:

The Government’s rights to use, modify, reproduce, release, perform, display or disclose these data are subject to the limitations and restrictions set forth in the above-referenced Agreement. Any reproduction of data or portions thereof marked with this legend must also reproduce the markings. Any person, other than the Government, who has been provided access to such data must promptly notify the above-named Contractor.

For Specifically Negotiated License Rights:

SPECIFICALLY NEGOTIATED LICENSE RIGHTS

Agreement Number:
Contractor Name:
Contractor Address:

The government’s rights to use, modify, reproduce, release, perform, display or disclose these data or authorize others to do the same are for government purposes only as set forth in the above-referenced Agreement. Any reproduction of data or

Prototype Project Agreement
SAMDIB Project acCELLerate
Attachment 0001
23 September 2026
portions thereof marked with this legend must also reproduce the markings.

Each page of the deliverable shall be conspicuously and legibly marked with at least one of the above legends. Failure to mark the deliverable with an appropriate legend will be presumed by the government to mean Unlimited Rights are granted for that deliverable. If a page contains mixed rights, indications such as scoring, highlighting, or circling with a note or other indicator shall be made to appropriately identify the level of rights associated with the legends within that page. For example, if a page contains both Government Purpose Rights legend and Limited Rights legend, then the paragraphs corresponding to Government Purpose Rights shall be indicated as such and another set of paragraphs shall be separately indicated so that those paragraphs are associated with Limited Rights.
Contractor shall use restrictive markings in accordance with the terms of this agreement and shall maintain records sufficient to justify the validity of any restrictive markings on Technical Data delivered under this agreement. The Government reserves the right to seek validation of restrictive markings on any delivered Technical Data.

D.    Copyright
Contractor shall grant to the Government rights to works that are subject to copyright protection concurrent with the level of rights granted for Technical Data in Section A.

XI. Modifications

A.All modifications, except for minor or administrative corrections, shall be made by mutual agreement of the parties and be subject to negotiations. Minor or administrative agreement corrections (e.g., changes in the paying office or appropriation data, changes to Government or the Contractor personnel identified in the agreement, etc.) may be made unilaterally by the Government.
B.Requests for modifications, including justifications to support any changes to the Prototype Requirements, ceiling increase, and/or the Schedule of Milestones and Payments, will be documented in writing and submitted by the Contractor to the AOR, AO, and Agreements Specialist for review and subsequent negotiations or approval/disapproval.

C.    Any modification to this agreement shall be executed, in writing, and signed by an authorized representative of the Government and the Contractor. Modification

Prototype Project Agreement
SAMDIB Project acCELLerate
Attachment 0001
23 September 2026
of this agreement does not modify the terms of the Cornerstone CMA found at: http://cornerstone.army.mil/.

D.    The Government will be responsible for executing all modifications to this agreement. There is no modification unless there is a formal written modification to the agreement by the AO.

E.    In the event of a material breach of any term of this agreement, the aggrieved party shall provide written notice to the other party in accordance with the Disputes section of this agreement. Willful failure to perform a material term of this agreement, unless excused by circumstances beyond that party’s control, will be considered a breach of this agreement. The aggrieved party shall have all contractual remedies available under Federal law, including specific performance and other equitable relief.

F.    If one party desires the termination of this agreement for its convenience, the parties agree to negotiate in good faith for a mutual resolution of any settlement issues, including payment of costs incurred and a reasonable allowance for profit on work performed, data rights, and deliveries of prototype items and data. The terminating party shall provide written notice at least thirty (30) calendar days prior to the desired termination effective date. Upon receiving notice that one party desires a convenience termination of this agreement, all parties will take reasonable efforts to minimize additional costs while the settlement is negotiated. In the event that a settlement cannot be reached, the Disputes section of this agreement will be utilized to reach a final determination.

XII.    Disputes

A.    Whenever disputes, disagreements, or misunderstandings arise, the Parties shall attempt to resolve the issue(s) involved by discussion and mutual agreement as soon as practicable. The Parties are committed to an open and forthright handling of disputes, with a good faith attempt to resolve such issues at the lowest level possible.

B.In the event of a dispute, the aggrieved party shall document the factual issues in a concise written format, and provide a copy to the other party for review. Within ten (10) calendar days, the other party shall respond in writing to the issues raised, and both parties will attempt to resolve the issues. If a dispute remains after this point, the issue shall be elevated to the Director level manager who organizationally resides over the Contractor point of contact listed in Section XVIII of this document, and the Government AO, for resolution. In the event that this senior level of discussion does not settle the issue, the Senior Contracting Official (SCO) for Army Contracting Command - Rock Island (ACC-RI), shall

Prototype Project Agreement
SAMDIB Project acCELLerate
Attachment 0001
23 September 2026
review the issue and provide a final decision in writing within twenty (20) business days. The SCO’s resolution of the issue shall be considered final and binding unless the Contractor appeals or files a suit as provided in the Tucker Act, 28 U.S.C. § 1491

XIII.    Accounting System Requirements

A.    The Contractor shall ensure that appropriate arrangements have been made for receiving, distributing and accounting for Federal funds under this agreement. Consistent with this stipulation, an acceptable accounting system will be one in which all cash receipts and disbursements are controlled and documented properly, and which is capable of generating a cost element summary.

XIV. Security, Safety, Environmental

A.    SECURITY

i.The security classification level for this Agreement is UNCLASSIFIED and shall remain UNCLASSIFIED for the life of the agreement.
a)For any Controlled Unclassified Information (CUI) provided for this effort, the below language is appliable:
b)The security level includes unclassified and CUI.
ii.The Contractor shall ensure that all CUI is handled in accordance with DoD Instruction (DoDI) 8582.01, DoDI 5200.48, and DoD 5010.12-Manual.
iii.The Contractor shall implement the security requirements of NIST SP 800-171 Rev 2 for safeguarding its unclassified internal information system. All cyber incidents that affect the CUI shall be reported directly to the AO and DoD at https://dibnet.dod.mil.

B.    SAFETY:

i.The Contractor shall comply with all Federal, State, and Local safety laws and regulations in order to maintain a safe and non-hazardous occupational environment during execution of this agreement.

The Contractor shall maintain full compliance with Occupational Safety and Health Administration regulations and utilize industries best practices to include applicable American industry standards and codes during execution of this effort.

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SAMDIB Project acCELLerate
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23 September 2026
ii.Accident/Incident Report: The Contractor shall report immediately any major accident/incident (including fire) resulting in any one or more of the following: causing one or more fatalities or one or more disabling injuries; damage of Government property exceeding $10,000; affecting program planning or production schedules; degrading the safety of equipment under contract, such as personnel injury or property damage may be involved; identifying a potential hazard requiring corrective action. The Contractor shall prepare the report in accordance with Data Item Description (DID) DI-SAFT-81563 for each incident (all DIDs referenced in this SOW can be found at https://quicksearch.dla.mil/qssearch.aspx).

C.ENVIRONMENTAL: The Contractor shall adhere with Federal, State, and local environmental laws and regulations, Executive Orders, treaties, and agreements. The Contractor shall consider alternate materials and processes in order to eliminate, reduce or minimize the generation of hazardous waste while minimizing item cost and risk/degradation to system performance.

XV. Foreign Participation:

A.     FOREIGN INVOLVEMENT: For the entirety of this agreement, keeping with the Cornerstone Mission of "Strengthen the force posture of the US Defense Industrial Base (DIB)," and in accordance with the 2018 Unclassified National Defense Strategy (NDS) which articulates the threat from foreign predatory economics and inter-state strategic competitions that are the primary threats to US security, the Government will restrict foreign participation, access and transfers. Any proposed foreign participation, access or transfer will require government notification and concurrence on a case-by-case basis prior to initiating any work effort.

B.    NON-US RESEARCH PROGRAMS: For the entirety of this agreement, keeping with the Cornerstone Mission of "Strengthen the force posture of the US Defense Industrial Base (DIB)," and the intent of protecting tax-payer investments and intellectual property, the Government will restrict direct or indirect participation, collaboration, communication or acceptance of funding with non-US research programs, such as the Thousand Talent Program (TTP), even in the case the activity is conducted with and/or through a US citizen, entity or company. Any proposed non-US research program involvement will require government notification and concurrence on a case-by-case basis prior to initiating any work effort.

C.    FOREIGN ACQUISITIONS AND MERGERS: For the entirety of this agreement, the Cornerstone Member shall notify the Government within three business days

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of entering any discussions regarding potential foreign acquisition or merger, for itself or any business unit of the Cornerstone Member. Said notification will include all relevant details of the potential merger or acquisition. Per the “Foreign Involvement” clause, above, the Government retains the right to consent to any foreign acquisition or merger, considering whether or not the merger/acquisition is consistent with the best interests of the Government.

XVI.    Non-Government Personnel
    This OTA will utilize non-Government personnel to function as technical advisors to the Government. These Non-Government personnel will have access to the information submitted under this OTA and will provide technical expertise and/or advice as required. All non-Government personnel have Non-Disclosure Agreements on file with the Government and are required to protect information to the same standards as Government personnel.

XVII.    PERFORMANCE

A.    PLACE OF PERFORMANCE: Contractor and Subcontractor Facilities

B.    PERIOD OF PERFORMANCE (PoP): The Base PoP is [***] months from the date of award (23 September 2026 to 22 September 2028).

XVIII.     ORDER OF PRECEDENCE
    In the event of any inconsistency between the terms of this Agreement and language set forth in the Attachments, the inconsistency shall be resolved by giving precedence in the following order:
(1) The Agreement Award (SF26), and subsequent Modifications (SF30)
(2) Attachment 0001 – Prototype Project Agreement, dtd 17 Sept 2026
(3) Attachment 0002 – Amprius Technologies, Inc. Proposal, dtd 10 July 2026
(4) Attachment 0003 - CMA – Amprius Technologies, Inc - dtd 26 July 2026
XVIV. POINTS OF CONTACT

The following personnel are designated as the Points of Contact between the Parties in the performance of this Prototype Project Agreement:

[***]
Agreements Officer

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SAMDIB Project acCELLerate
Attachment 0001
23 September 2026
ACC-RIA
[***]
[***]

[***]
Agreements Specialist
ACC-RIA
[***]
[***]

[***]
General Engineer
DEVCOM-CBC
[***]
[***]

[***]
Agreements Officer Representative
NSWC CD Crane
[***]
[***]

Tom Stepien
Chief Executive Officer
[***]
Amprius Technologies, Inc.
[***]

Ricardo Rodriguez
Chief Financial Officer
[***]
Amprius Technologies, Inc.
[***]

Ionel Stefan
Chief Technology Officer
[***]
Amprius Technologies, Inc.
[***]